                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              TenFold Corporation
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

--------------------------------------------------------------------------------

                               [LOGO OF TENFOLD]

                             Notice of 2000 Annual

                              Stockholders Meeting

                              and Proxy Statement




                              TenFold Corporation



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               [Logo of TenFold]

     , 2000

Dear fellow stockholders:

We cordially invite you to attend our 2000 Annual Meeting of Stockholders. We will hold the meeting on Thursday, July 20, 2000, at 10:30 a.m. local time at the Hotel Monaco in Salt Lake City, Utah.

At the meeting, we will elect three directors and ratify our independent auditors. The Board recommends that you vote FOR the nominees for directors and FOR ratification of the appointment of independent auditors. We will also report on our performance in 1999 and answer your questions.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Gary D. Kennedy

Gary D. Kennedy
President & Chief Executive Officer
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                               Table of Contents

Notice of 2000 Annual Meeting of Stockholders...............................   4
Questions & Answers.........................................................   5
Proposals To Be Voted On....................................................   8
The Board of Directors......................................................   8
Board and Committee Meetings................................................  10
Director Compensation.......................................................  11
Common Stock Ownership of Certain Beneficial Owners and Management..........  11
Stock Performance Graph.....................................................  14
Executive Compensation......................................................  15
Report of the Compensation Committee of the Board of Directors..............  15
Employment and Severance Agreements.........................................  17
Summary Compensation Table..................................................  18
Option Grants...............................................................  19
Options Exercised...........................................................  20
Certain Transactions........................................................  20
Section 16(a) Beneficial Ownership Reporting Compliance.....................  21
Stockholder Proposals for the 2000 Annual Meeting...........................  21
Requests for Form 10-K......................................................  21
Other Matters...............................................................  21

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Page 2

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                              TenFold Corporation

                 Notice of 2000 Annual Meeting of Stockholders

The 2000 Annual Meeting of Stockholders of TenFold Corporation will be held on Thursday, July 20, 2000 at 10:30 a.m. local time at the Hotel Monaco located at 15 West 200 South, Salt Lake City, Utah 84010 for the following purposes:

  1. To elect three directors to serve until TenFold's 2002 Annual Meeting of Stockholders,

  2. To ratify the appointment of KPMG LLP as TenFold's independent auditors for the fiscal year ending December 31, 2000,

  3.  To transact other business properly coming before the meeting.

Stockholders owning Common Stock of TenFold Corporation at the close of business on June 15, 2000 are entitled to notice of and to vote at the meeting. A complete list of these stockholders will be available at our principal executive offices at 180 West Election Road, Draper, Utah, 84020, before the meeting.

All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to mark, date, sign and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope provided to ensure your representation and the presence of a quorum at the Annual Meeting. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

By Order of the Board of Directors,

/s/ Donald M. Keller

Donald M. Keller
Corporate Secretary

       , 2000
Menlo Park, California
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Page 4

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                      TenFold Corporation Proxy Statement

                For the Annual Meeting to be Held July 20, 2000

Solicitation of Proxies and Record Date

Our Board of Directors is soliciting proxies for the 2000 Annual Meeting of Stockholders. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Annual Meeting. Please read it carefully.

The Board set June 15, 2000 as the record date for the Annual Meeting. Stockholders who own Common Stock of TenFold on that date are entitled to notice of and to vote at the Annual Meeting, with each share entitled to one vote. There were approximately 35,311,643 shares of Common Stock of TenFold outstanding on March 31, 2000.

We will mail voting materials, which include this Proxy Statement, a proxy card and TenFold's 1999 Annual Report, to our stockholders on or about June 20, 2000. You should not consider any of these voting materials to be materials for soliciting the purchase or sale of stock of TenFold.

In this Proxy Statement:

  . "Annual Meeting" or "Meeting" means the 2000 Annual Meeting of Stockholders of TenFold Corporation;

  . "Board of Directors" or "Board" means the Board of Directors of TenFold Corporation;

  .  "SEC" means the Securities and Exchange Commission; and

  .  "We," the "Company," and "TenFold" mean TenFold Corporation.

Questions & Answers

Q:  When and where is the Annual Meeting?

A: TenFold's Annual Meeting of Stockholders is being held on Thursday, July 20, 2000 at 10:30 a.m. local time at the Hotel Monaco located at 15 West 200 South, Salt Lake City, Utah 84010 (Tel: 801-595-0000, Fax: 801-531-
    8500)

Q:  Do I need a ticket to attend the Annual Meeting?

A: No, you will not need a ticket to attend, but you may be requested to show identification.

Q:  Why am I receiving this Proxy Statement and a proxy card?

A: You are receiving this Proxy Statement and a proxy card from us because you owned shares of common stock of TenFold on June 15, 2000, the record date. This Proxy Statement describes issues on which we would like you, as a stockholder, to vote. It also gives you information on these issues so that you can make an informed decision.

  When you sign the proxy card, you appoint Gary D. Kennedy and Robert P. Hughes as your representatives at the Annual Meeting. Mr. Kennedy and Mr. Hughes will vote your shares, as you have instructed them on the proxy card, at the Meeting. This way, your shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete, sign, and return your proxy card in advance of the Meeting just in case your plans change. You can always vote in person at the Meeting, even if you have already sent in your proxy card.

  If an issue comes up for a vote at the Meeting that is not on the proxy card, Mr. Kennedy and Mr. Hughes will vote your shares, under your proxy, in accordance with their best judgment.
--------------------------------------------------------------------------------

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Q:  What am I voting on?

A:  You are being asked to vote on:

  . the election of three nominees to serve on our Board of Directors until our 2002 Annual Meeting of Stockholders (Robert W. Felton, Ralph W. Hardy, Jr., and Gary D. Kennedy); and

  . the ratification of the appointment of KPMG LLP as our independent auditors for the fiscal year ending December 31, 2000.

Q:  How do I vote?

A: There are two ways you may vote (please also see detailed instructions on your proxy card):

  .  Mail in your completed, signed, and dated proxy card.

  If you return a signed card but do not provide voting instructions, your shares will be voted FOR the three named nominees and FOR ratification of the auditors.

  OR

  .  Vote in person by attending our Annual Meeting.

  We will pass out written ballots to anyone who wants to vote at the Meeting. If you hold your shares in street name, you must request a legal proxy from your stockbroker in order to vote at the Meeting. Holding shares in "street name" means your TenFold shares are held in an account at a brokerage firm and the stock certificates and record ownership are not in your name.

Q:  What does it mean if I receive more than one proxy card?

A: It means that you have multiple accounts at the transfer agent or with stockbrokers. Please sign and return all proxy cards to ensure that all your shares are voted.

Q:  What if I change my mind after I return my proxy card?

A: You may revoke your proxy (cancel it) and change your vote at any time prior to the voting at the Annual Meeting by written notice to TenFold's Corporate Secretary.

  You may also do this by:

  .  Signing another proxy card with a later date, or

  .  Voting in person at the Meeting.

Q:  Will my shares be voted if I do not sign and return my proxy card?

A: If your shares are held in street name, your brokerage firm may either vote your shares on "routine matters" (such as election of directors and ratification of independent auditors) or leave your shares un-voted. Your brokerage firm may not vote on "non-routine matters" such as a proposal submitted by a stockholder.

  We encourage you to provide instructions to your brokerage firm by completing the proxy that they send to you. This ensures your shares will be voted at the Meeting.

Q:  How are abstentions counted?

A: Abstentions are counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and as votes AGAINST for purposes of determining the approval of any matter submitted to the stockholders for a vote.

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Page 6

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Q:  What is a "broker non-vote?"

A: Under the rules that govern brokers who have record ownership of shares that are held in "street name" for their clients, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters (such as the election of directors and the ratification of independent auditors), but not on non-routine matters (such as a proposal submitted by a stockholder). If the proposals to be acted upon at the Meeting include both routine and non-routine matters, the broker may turn in a proxy card for uninstructed shares that votes "FOR" the routine matters, but expressly states that the broker is NOT voting on non-routine matters. The vote with respect to the stockholder proposal in this case is known as a "broker non-vote."

Q:  How are broker non-votes counted?

A: Broker non-votes will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast.

Q:  What is a "quorum"?

A: A "quorum" is the number of shares that must be present, in person or by proxy, in order for business to be transacted at the Meeting. The required quorum for the Annual Meeting is a majority of the shares outstanding on June 15, 2000, the record date. All completed and signed proxy cards, regardless of the manner voted, will be counted toward the quorum.

Q:  How many shares are outstanding and how many votes can they cast?

A: As of March 31, 2000, approximately 35,311,643 shares of Common Stock were outstanding. Each outstanding share of Common Stock entitles the holder to one vote on all matters covered in this Proxy Statement.

Q:  What is the required vote for a proposal to pass?

A: Assuming a quorum is present, the three nominees for election as directors at the Annual Meeting receiving the highest number of affirmative votes of shares present in person or represented by proxy at the Meeting will be elected as directors of TenFold. The ratification of the independent auditors will require the affirmative vote of a majority of shares present in person or represented by proxy at the Meeting.

Q:  Where do I find the voting results of the Annual Meeting?

A: We will announce preliminary voting results at the Meeting. We will publish the final results in our quarterly report on Form 10-Q for the third quarter of 2000. We will file that report with the Securities and Exchange Commission, and you can obtain a copy by contacting our Investor Relations Department at (801) 495-1010 or the Securities and Exchange Commission (call (800) SEC-0330 for the location of the nearest public reference room), or on the Internet through the EDGAR system at www.sec.gov.

Q:  Who is soliciting my vote?

A: TenFold is soliciting your proxy to vote your shares at the Annual Meeting. In addition to this solicitation by mail, proxies may be solicited by our directors, officers, and other employees by telephone, Internet, in person, or otherwise. Such person will not receive any additional compensation for assisting in the solicitation. We will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners. We will reimburse such persons and TenFold's transfer agent for their reasonable out-of-pocket expenses in forwarding such material. We have not retained the services of a proxy solicitor.

Q:  Where are the Company's principal executive offices located?

A:  TenFold's principal executive offices are located at 180 West Election
    Road, Draper, Utah 84020 (Tel 801-495-1010, Fax 801-495-0353).
--------------------------------------------------------------------------------

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Proposals To Be Voted On

1. Election of Directors

Under TenFold's Certificate of Incorporation, the Board of Directors is divided into two classes, with staggered two-year terms. The Class I directors, whose terms expire at the Annual Meeting, are Robert W. Felton, Ralph W. Hardy, Jr. and Gary D. Kennedy, and the Class II directors, whose terms expire at TenFold's 2001 Annual Meeting of Stockholders, are H. Raymond Bingham, Jeffrey
L. Walker and Kay R. Whitmore. Stockholders elect only one class of directors at each annual meeting, with the other class continuing for the remainder of its respective two-year term. The Class I directors are nominees for re-election at the Annual Meeting. Each has consented to serve an additional two-year term.

The board recommends a vote FOR Messrs. Felton, Hardy, and Kennedy.

2. Ratification of Appointment of Independent Auditors

KPMG LLP has served as the Company's independent auditors since 1998 and has been appointed by the Board of Directors to continue as TenFold's independent auditors for the fiscal year ending December 31, 2000. In the event that ratification of this selection of auditors is not approved by a majority of the shares of Common Stock voting at the Annual Meeting in person or by proxy, the Board will reconsider its selection of auditors.

A representative of KPMG LLP is expected to be present at the Annual Meeting. This representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

The board recommends a vote FOR ratification of the appointment of KPMG LLP as independent auditors of TenFold for the fiscal year ending December 31, 2000.

3. Other Business

The Board knows of no other business for consideration at the Meeting. If other matters are properly presented at the Meeting, or at any adjournment or postponement of the Meeting, Gary D. Kennedy and Robert P. Hughes will vote, or otherwise act, on your behalf in accordance with their judgment on such matters.

The Board of Directors

The names of the Class I directors, each of whom is a nominee for director, their ages as of March 31, 2000, and certain other information about them are set forth below:


                                                                           Director
    Name of Director        Age         Position with TenFold               Since
  ---------------------------------------------------------------------------------
   Gary D. Kennedy           46         President, Chief Executive           1996
                                        Officer and Director
  ---------------------------------------------------------------------------------
   Robert W. Felton          61         Director                             1997
  ---------------------------------------------------------------------------------
   Ralph W. Hardy, Jr.       59         Director                             1998

--------------------------------------------------------------------------------

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Gary D. Kennedy joined TenFold in September 1996 as its President and Chief
Executive Officer. Prior to joining TenFold, from 1993 to 1996, Mr. Kennedy served a three-year mission in Brazil for The Church of Jesus Christ of Latter-day Saints. From 1990 to 1993, except during periods of personal illness, he served as President, Chief Executive Officer, and Chairman of PRC Incorporated, a systems integrator company and wholly owned subsidiary of Black & Decker, an appliance and tool company. Prior to joining PRC Incorporated, Mr. Kennedy served in various sales and management positions at Oracle Corporation, a database software company, from 1982 until 1990, including President of Oracle USA during 1990. Prior to joining Oracle, Mr. Kennedy served as Marketing Manager for Intel Corporation, a semiconductor company. Mr. Kennedy holds a BA in finance from the University of Utah and an MBA from Northwestern University, Kellogg Graduate School of Management.

Robert W. Felton has served as a member of TenFold's Board of Directors since March 1997. Mr. Felton was the founder and has served as a member of the board of directors of Indus International, Inc., a software applications company, since its inception in 1988. From 1988 to January 1999, Mr. Felton served as Indus's Chairman, President, and Chief Executive Officer. Mr. Felton holds a BS in mechanical engineering from Cornell University and an MS in nuclear engineering from the University of Washington.

Ralph W. Hardy, Jr., has served as a member of TenFold's board of directors since February 1998. Mr. Hardy is a principal of First Media TF Holdings, LLC, a stockholder of TenFold, and is the principal operating officer, director, and a stockholder of First Media Corporation, a company which, directly or through its subsidiaries, holds investments in broadcasting, telecommunications, and software companies, as well as in the five publicly-traded Marriott companies, and which is the ultimate parent of First Media TF Holdings, LLC. First Media Corporation is substantially owned by the Richard E. Marriott family of Washington, D.C. Mr. Hardy has served as a member of the law firm of Dow, Lohnes & Albertson PLLC since 1974. Mr. Hardy holds a BS in political science from the University of Utah and a JD from the University of California at Berkeley School of Law (Boalt Hall).

The names of the Class II directors, their ages as of March 31, 2000, and certain other information about them are set forth below:


                                                                             Director
    Name of Director        Age           Position with TenFold              Since
  -----------------------------------------------------------------------------------
   Jeffrey L. Walker        57            Chairman, Executive Vice             1993
                                          President, and Chief
                                          Technology Officer
  -----------------------------------------------------------------------------------
   H. Raymond Bingham       54            Director                             1999
  -----------------------------------------------------------------------------------
   Kay R. Whitmore          67            Director                             1998

Jeffrey L. Walker founded TenFold in February 1993 and has served as its Chairman, Executive Vice President, and Chief Technology Officer since October 1996. From TenFold's inception to October 1996, Mr. Walker served as TenFold's Chairman, President, Chief Executive Officer, and Chief Technology Officer. Prior to founding TenFold, from 1991 to 1993, Mr. Walker was an independent consultant. From 1985 to 1991, Mr. Walker held several management positions at Oracle Corporation, including Executive Vice President from 1987 to 1991, General Manager Applications Division from 1985 to 1991, Chief Financial Officer from 1987 to 1991, and Senior Vice President of Marketing during 1986. Prior to joining Oracle, Mr. Walker founded and served as Chief Executive Officer of Walker Interactive Products, an application software company, from 1980 to 1985. Mr. Walker holds a BA in mathematics from Brown University.

--------------------------------------------------------------------------------

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H. Raymond Bingham has served as a member of TenFold's Board of Directors since
March 1999. Mr. Bingham has served as the President and Chief Executive officer of Cadence Design Systems, a leading provider of electronic design automation systems and services, since April 1999, and served as Executive Vice President and Chief Financial Officer of Cadence from 1993 to 1999. Mr. Bingham has served as a director of Cadence since 1997. Before joining Cadence, from 1985 to 1993, Bingham was the Executive Vice President, Chief Financial Officer, and was responsible for corporate development at Red Lion Hotels and Inns. Mr. Bingham currently serves as Chairman of the Board of Integrated Measurement Systems, a hardware and software company. He also serves on the boards of Legato Systems, Inc., a network storage management software company, and Onyx Software Corporation, an enterprise relationship management software company. Mr. Bingham holds a BA in economics from Weber State University and an MBA from the Harvard University Graduate School of Business.

Kay R. Whitmore has served as a member of TenFold's board of directors since February 1998. Mr. Whitmore served in various senior management capacities at Eastman Kodak, a consumer and commercial imaging products company, including Chairman, President, and Chief Executive Officer from 1990 to 1993, and President from 1983 to 1993. Mr. Whitmore is presently retired. Mr. Whitmore holds a BS in chemistry from the University of Utah and an MS in management science from the Sloan School of Management, Massachusetts Institute of Technology.

There are no family relationships among any of the directors or executive officers of TenFold.

Board and Committee Meetings

The Board of Directors has an Audit Committee and a Compensation Committee, the functions of which are described in the table below. The Board held four regular meetings and one special meeting in 1999, the Audit Committee held three regular meetings in 1999 and the Compensation Committee held one regular meeting in 1999. Each director attended all Board and applicable committee meetings during 1999. The Board does not have a nominating committee or a committee serving a similar function.

 Name of Committee and Functions of the Committee
 Members
------------------------------------------------------------------------------

 Audit                 .  Confers with independent accountants regarding scope
                          of examinations.
 . H. Raymond Bingham  .  Reviews reports of independent accountants and internal auditors.
 . Kay R. Whitmore     .  Reviews recommendations about internal controls.
                       .  Recommends selection of independent accountants to
                          the Board.
------------------------------------------------------------------------------
 Compensation          .  Determines the compensation of the Chief Executive
                          Officer
 . Robert W. Felton    .  Reviews and approves senior management compensation
 . Ralph W. Hardy, Jr.    plans and stock grants, and establishes performance
                          goals.
                       .  Reviews and approves proposed stock option plan
                          changes.
                       .  Certifies the completion of performance goals for
                          senior management.
                       .  Approves compensation and stock grants intended to
                          qualify as performance-based compensation under Code
                          Section 162(m).
                       .  Reports results of each meeting to the Board of
                          Directors.
                       .  Acts as the Compensation Committee for subsidiaries
                          before they become publicly traded entities.

--------------------------------------------------------------------------------

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Director Compensation

We do not pay directors who are also officers of TenFold additional compensation for their service as directors except for reimbursement of reasonable travel expenses relating to attendance at board and committee meetings. In 1999, compensation for non-employee directors included the following:

  .  $2,000 for each board meeting attended,

  . $2,000 for each board committee meeting attended if not on the same day as a board meeting, in which case no additional compensation is paid.

  .  expenses of attending board and committee meetings.

Non-employee directors may participate in TenFold's stock plans. In 1999 TenFold granted the following options to non-employee directors:

   Director                  Grant Date             Options             Price per share
  -------------------------------------------------------------------------------------
   H. Raymond Bingham        3-30-99                40,000                  $12.60
  -------------------------------------------------------------------------------------
   Kay R. Whitmore           3-30-99                15,000                  $12.60
  -------------------------------------------------------------------------------------
   Robert W. Felton          11-30-99               40,000                  $30.13

All option grants to non-employee directors were at fair market value. For options issued before TenFold's initial public offering in May 1999, "fair market value" is defined as the price per share as determined by TenFold's Board of Directors. For options issued after the initial public offering, "fair market value" is defined as the closing price of TenFold's stock on the date the option is granted. These options have a ten-year term and become exercisable in installments as to 20% per year so that they will be fully vested five years from the date of grant if the director continues to serve on the TenFold board for that time.

Compensation Committee Interlocks and Insider Participation

During 1999, Robert W. Felton and Ralph W. Hardy, Jr. (both non-employee directors) serviced as the sole members of the Compensation Committee. In addition, Gary D. Kennedy (President & CEO) performed compensation committee functions as to non-executive and non-officer employees.

No member of the TenFold Board of Directors who performed Compensation Committee functions has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Common Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information that has been provided to TenFold with respect to beneficial ownership of shares of the TenFold's Common Stock as of March 31, 2000 for (i) each person who is known by TenFold to own beneficially more than five percent of the outstanding shares of Common Stock,
(ii) each director of TenFold, (iii) each of the executive officers named in the Summary Compensation Table of this Proxy Statement, and (iv) all directors and executive officers of TenFold as a group.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                      Amount and
                                                        Nature
                                                          Of      Percent of
                                                      Beneficial    Common
 Name and Address (1)                                Ownership(2) Stock (3)
----------------------------------------------------------------------------
 Jeffrey L. & Cassandra M. Walker                     13,829,800    39.2%
----------------------------------------------------------------------------
 Gary D. Kennedy (4)                                   4,341,795    12.3%
----------------------------------------------------------------------------
 Walker Children's Trust (5)                           3,869,800    11.0%
----------------------------------------------------------------------------
 Ralph W. Hardy, Jr. (6)                               3,344,330     9.5%
  c/o First Media TF Holdings, LLC
  11400 Skipwith Lane
  Potomac, MD 20854
----------------------------------------------------------------------------
 First Media TF Holdings, LLC                          3,340,330     9.5%
  11400 Skipwith Lane
  Potomac, MD 20854
----------------------------------------------------------------------------
 William M. Conroy                                       179,353        *
----------------------------------------------------------------------------
 Robert P. Hughes (7)                                    121,199        *
----------------------------------------------------------------------------
 Bernard C. Mazon (8)                                     71,960        *
----------------------------------------------------------------------------
 Glen D. Mella (9)                                        61,296        *
----------------------------------------------------------------------------
 H. Raymond Bingham (10)                                  50,000        *
----------------------------------------------------------------------------
 Robert W. Felton (11)                                    10,000        *
----------------------------------------------------------------------------
 Kay R. Whitmore (12)                                     21,000        *
----------------------------------------------------------------------------
 All directors and executive officers as a group (11
  persons) (13)                                       22,035,733    62.4%

--------
*  Less than one percent of the outstanding shares of TenFold Common Stock.

(1) Unless otherwise indicated, the address of each of the persons and entities listed in the table is the address of TenFold's principal executive offices, which is 180 West Election Road, Draper, Utah 84020.

(2) The persons named in this table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table.

(3) Based on 35,311,643 shares of Common Stock outstanding as of March 31, 2000. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of Common Stock subject to options held by that person that are currently exercisable or exercisable on or before May 30, 2000 are deemed outstanding. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(4) Includes 127,844 shares owned by a limited liability company in which Mr. Kennedy is a co-managing member and as such exercises shared voting and investment power with respect to the shares. Mr. Kennedy disclaims beneficial ownership of the shares held by the limited liability company, except to the extent of his pecuniary interests in such shares. Also includes 906,021 shares of restricted stock that is subject to a vesting schedule, forfeiture risk, and other restrictions.

(5) The Walker Children's Trust is an irrevocable trust in which Mr. Walker, Mr. Walker's wife and Paul M. Ginsburg are co-trustees. Mr. Ginsburg has sole voting and investment power with respect to the shares of TenFold held by the trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
(6) Includes 3,340,330 shares held by First Media TF Holdings, LLC, a wholly owned subsidiary of First Media Corporation. Mr. Hardy is a principal of First Media TF Holdings, LLC and an officer, director, and stockholder of First Media Corporation. Mr. Hardy disclaims beneficial ownership of the shares held by First Media TF Holdings, LLC except to the extent of his pecuniary interest in such shares.

(7) Includes 40,000 shares issuable upon exercise of options that are currently exercisable or exercisable on or before May 30, 2000.

(8) Consists of 70,000 shares issuable upon exercise of options that are currently exercisable or exercisable on or before May 30, 2000.

(9) Includes 10,000 shares issuable upon exercise of options that currently exercisable or exercisable on or before May 30, 2000, and 4,000 shares held by a limited partnership in which Mr. Mella is general partner together with his wife and as such exercises shared voting and investment power with respect to the shares. Mr. Mella disclaims beneficial ownership of the shares held by this limited partnership except to the extent of his pecuniary interests in such shares.

(10) Includes 8,000 shares issuable upon exercise of options that are currently exercisable or exercisable on or before May 30, 2000.

(11) Includes 8,000 shares issuable upon exercise of options that are currently exercisable or exercisable on or before May 30, 2000.

(12) Includes 11,000 shares issuable upon exercise of options that are currently exercisable or exercisable on or before May 30, 2000.

(13) Includes 127,844 shares held by entities affiliated with Mr. Kennedy as described in note (4) above and 147,000 shares issuable upon exercise of options that are currently exercisable or exercisable on or before May 30, 2000. Does not include 3,869,800 shares held by the Walker Children's Trust.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Stock Performance Graph

The following graph compares the cumulative total stockholder return data for TenFold's Common Stock since May 20, 1999 (the date on which TenFold's Common Stock was first registered under Section 12 of the Securities Exchange Act of 1934, as amended) to the cumulative return over such period of (i) the Standard & Poor's 500 Index, and (ii) the Nasdaq Computer & Data Processing Stocks Index. The graph assumes that $100 was invested on May 20, 1999, the effective date of TenFold's initial public offering, and in each of the comparative indices. The graph further assumes that such amount was initially invested in Common Stock of TenFold at a per share price of $17.00, the price at which TenFold first offered such stock to the public, and reinvestment of any dividends. The stock price performance on the following graph is not necessarily indicative of future stock price performance.

Comparison of 1999 Cumulative Total Return Among TenFold, The Standard and Poor's 500 Index and the Nasdaq Computer & Data Processing Stocks Index
                              [GRAPH APPEARS HERE]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                Nasdaq Computer
                                                                    and Data
                                                                   Processing
             Date             TenFold         S&P 500 Index       Stocks Index
     --------------------------------------------------------------------------
            5-21-99           100.000            100.000            100.000
     --------------------------------------------------------------------------
            5-28-99           118.579             97.872            100.689
     --------------------------------------------------------------------------
            6-30-99           138.798            103.236            113.103
     --------------------------------------------------------------------------
            7-30-99           121.311            100.016            106.755
     --------------------------------------------------------------------------
            8-31-99           119.399             99.601            111.961
     --------------------------------------------------------------------------
            9-30-99           115.847             96.842            117.242
     --------------------------------------------------------------------------
           10-29-99           102.732            103.035            125.732
     --------------------------------------------------------------------------
           11-30-99           131.694            105.194            146.632
     --------------------------------------------------------------------------
           12-31-99           174.590            111.453            198.630


Information presented is as of the last trading day of each month between the Company's initial public offering and December 31, 1999.

Filings made by TenFold with the SEC sometimes "incorporate information by reference." This means TenFold is referring you to information that TenFold has previously with the SEC, and that this information should be considered as part of the filing you are reading. The Performance Graph above and Report of the Compensation Committee of the Board of Directors below are specifically not incorporated by reference into any other filings with the SEC.

Executive Compensation

Report of the Compensation Committee of the Board of Directors

Membership of the Committee

The Compensation Committee of the Board of Directors (the "Committee") is composed of two non-employee directors: Robert W. Felton and Ralph W. Hardy, Jr. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity. From time to time, Gary D. Kennedy, President and Chief Executive Officer (the "CEO"), and certain officers of TenFold attend meetings of the Committee. No officer of TenFold is present during discussions or deliberations regarding his or her own compensation.

Responsibilities of the Committee

Acting on behalf of the Board of Directors, the Committee's responsibilities include the following:

  .  Determines the compensation of the Chief Executive Officer

  . Reviews and approves senior management compensation plans and stock grants, and establishes performance goals.

  .  Reviews and approves proposed stock option plan changes.

  .  Certifies the completion of performance goals for senior management.

  . Approves compensation and stock grants intended to qualify as performance-based compensation under Code Section 162(m).

  .  Reports results of each meeting to the Board of Directors.

  . Acts as the Compensation Committee for subsidiaries before they become publicly traded entities.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------

Executive Officer Compensation Program

TenFold's executive compensation program is designed to support the achievement of Company performance goals, to ensure that executive officers' objectives are aligned with the success of TenFold and to provide financial opportunities that will motivate executive officers to achieve outstanding returns for stockholders. Consistent with these goals, executive pay is based on two principles. First, a significant portion of their total cash compensation is at risk and is based on meeting targeted financial objectives established by management under the direction of TenFold's Board of Directors, and is adjusted as appropriate for individual performance. Second, a large portion of executive officers' total compensation is in the form of stock options.

TenFold's compensation program for executive officers is structured to be competitive with executive officers in similar positions of comparable companies within the high technology industry. TenFold has analyzed executive compensation data from a group of comparable companies in our industry on the basis of industry segment and competitive employment market to TenFold.

TenFold's executive level positions, including the President & CEO, are compared to similar positions of the comparable companies and competitive levels are determined for base salary and target bonus incentives. The Committee uses comparative data to set compensation targets that will provide executive officers with compensation that exceeds the average amounts paid to similar executives of comparable companies in years in which TenFold achieves superior performance, and with compensation below the average of amounts paid to similar executives of comparable companies in years in which TenFold fails to achieve superior performance.

Market practices with respect to stock option grants are also reviewed based on comparable companies. Grants under TenFold's stock plans are designed to further strengthen the linkage between executive compensation and shareholder return, to provide additional incentives to executive officers tied to growth of stock price over time and encourage continued employment with TenFold. Stock option grants are based upon comparable data and individual executive performance. Stock options generally become exercisable over a five-year period and are granted at a price that is equal to the fair market value of TenFold's stock on the date of grant.

Annual Base Salary

TenFold believes that base salary is frequently a significant factor in attracting, motivating and retaining skilled executive officers. Accordingly, the Committee reviews base salaries of executive officers annually and generally sets the base salary of its executive officers at or near the average of the levels paid by the other companies it reviews. All named executives received a base salary increase in 1999 based on individual performance against targeted objectives and TenFold's performance against Company objectives.

Annual Bonus

The Corporate Executive Bonus Plan pays bonuses to executives officers according to their overall success in meeting financial performance goals and their success in accomplishing individual objectives. Each executive officer has an individual bonus target based on their overall responsibility and their ability to impact TenFold's financial performance. All named executives received a bonus in 1999 based on individual performance against targeted objectives and TenFold's performance against Company objectives.

Stock Options

TenFold believes that significant equity participation creates a vital long-term partnership between management and other stockholders. Stock option grants were made to certain of TenFold's executive officers. To determine the size of the grants, the committee reviewed the executive officers' unvested stock options and overall contribution.
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1999 CEO Compensation

TenFold's President and Chief Executive Officer, Gary D. Kennedy, is compensated based on an employment agreement that was entered into between TenFold and Mr. Kennedy in September 1996 and approved by the stockholders, (see "Employment Agreement"). Under the terms of his Employment Agreement, the Board of Directors has discretion to increase Mr. Kennedy's compensation. In 1999, Mr. Kennedy received a base salary of $250,000 that increased to $500,000 effective as of November 1, 1999, based on his performance against targeted objectives and TenFold's performance against Company objectives.

The Committee believes that Mr. Kennedy's leadership is a critical factor in TenFold's success. Specifically, the Committee believes that:

  . Mr. Kennedy's vision, leadership and innovation have significantly contributed to TenFold's growth and excellent performance.

  . TenFold's overall strategic direction, as developed by Mr. Kennedy is essential to enhancing long-term growth and value to shareholders.

Based upon TenFold's attainment in 1999 of revenue and profit goals, the amount of Mr. Kennedy's annual bonus for 1999, calculated pursuant to the plan, was $382,444 (see "Annual Bonus").

Qualifying Compensation

The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code ("Section 162(m)") adopted under the Federal Revenue Reconciliation Act of 1993. Section 162(m) disallows a tax deduction for any publicly held corporation for certain executive officers' compensation exceeding $1 million per person in any taxable year unless it is "performance based" within the meaning of Section 162(m). In fiscal 1999, the cash compensation of each of TenFold's executive officers was below the $1 million threshold and options granted under TenFold's option plan were designed to meet the requirement of being performance-based under the provisions of Section 162(m). TenFold's policy is, to the extent reasonable and possible, to qualify its executive officers' compensation for deductibility under the applicable tax laws.

Respectfully submitted,

Robert W. Felton
Ralph W. Hardy, Jr.

Employment and Severance Agreements

Employment Agreement

In September 1996, TenFold and Mr. Kennedy entered into an employment agreement providing for Mr. Kennedy's employment as President and Chief Executive Officer of TenFold for a period of eight years, subject to the right of either party to terminate the agreement with or without cause upon 30 days' prior written notice. The agreement provided for an annual base salary of $168,000, subject to increase in the discretion of the TenFold board of directors, and provides that Mr. Kennedy shall be entitled to up to six months severance pay in the event that he is terminated without cause. The agreement includes a non-competition agreement which provides that, for a period of six months after Mr. Kennedy's termination of employment, he will not compete with TenFold or solicit its customers or employees.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
On October 30, 1997, TenFold granted William M. Conroy, Executive Vice
President and Chief Operating Officer, an option to purchase 360,000 shares of common stock of TenFold. If Mr. Conroy is involuntarily terminated by TenFold, other than for cause, then 50% of the then-unvested shares subject to the option become immediately exercisable. If TenFold is the subject of a merger or acquisition in which it is not the surviving entity, the unvested portion of these options becomes immediately exercisable.

None of the Company's executive officers, other than Mr. Kennedy and Mr. Conroy, has an employment agreement, severance agreement, or similar arrangement with the Company.

Summary Compensation Table

This table shows, for the last three fiscal years, compensation information for the Company's Chief Executive Officer and the next four most highly compensated executive officers. We refer to all of these officers as the "Named Executive Officers."

Summary Compensation Table

                                             Long-Term
                      Annual Compensation   Compensation
                     ---------------------- ------------
                                             Securities   All other
Name and Principal         Salary   Bonus    Underlying  Compensation
Position             Year   ($)      ($)    Options (#)    ($) (1)
------------------   ---- -------- -------- ------------ ------------
Gary D. Kennedy      1999 $312,167 $382,444       --        $1,920
President & CEO (2)  1998  168,000      --        --         1,900
                     1997  168,000      --        --         1,900

William M. Conroy    1999  300,000  152,978   240,000          --
Exec. VP & COO (3)   1998  206,000   75,000       --           --
                     1997   30,042   25,000   360,000          --

Bernard C. Mazon     1999  200,000  200,000    50,000        2,000
President, TenFold   1998   70,958  100,000   150,000          --
Insurance, Inc. (4)  1997      --       --        --           --

Glen Mella           1999  165,400   83,198    60,000        1,985
Sr. VP Marketing &   1998  140,400   11,938       --         1,680
Alliances            1997  130,000   21,200       --         1,560

Robert P. Hughes     1999  150,700   78,674       --           934
Sr. VP & CFO         1998  139,700   11,938       --           943
                     1997  127,000   31,750       --           783

--------
(1)  Represents Company 401k contributions

(2) Gary D. Kennedy holds restricted common stock of TenFold as described in footnote 4 to the table under Common Stock Ownership of Certain Beneficial Owners and Management

(3)  William M. Conroy joined the Company in November 1997

(4)  Bernard C. Mazon joined the Company in July 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Option Grants

This table shows stock option grants to the Named Executive Officers during the last fiscal year.

Options granted in 1999

                                                                                  Potential realizable
                                                                                    value at assumed
                                                                                  annual rates of stock
                                                                                   price appreciation
                                         Individual Grants                         for option term (4)
                   -------------------------------------------------------------- ---------------------
                       Number of      % of total options
                       securities         granted to      Exercise or
                   underlying options     employees       base price   Expiration
Name                granted (#) (1)   in fiscal Year (2) ($/share) (3)    date        5%         10%
----               ------------------ ------------------ ------------- ---------- ---------- ----------
Gary D. Kennedy               0                 0%             N/A           N/A         N/A        N/A

William M. Conroy       240,000              9.09%          $12.60     4/14/2009  $4,925,777 $7,843,877

Bernard C. Mazon         50,000              1.89%            5.00     1/20/2009     407,224    648,436

Glen D. Mella            10,000               .38%            5.00     1/20/2009      81,445    129,687

                         50,000              1.89%           12.60     4/14/2009   1,026,204  1,634,058

Robert P. Hughes              0                 0%             N/A           N/A         N/A        N/A

(1) Options granted in 1999 were made under the 1993 Flexible Stock Incentive Plan. These options:

  .  are generally granted as non-qualified stock options,

  . are granted at an exercise price equal to 100% of the fair market value of the common stock on the date of grant,

  . expire ten years from the date of grant, unless otherwise earlier terminated in certain events related to termination of employment, and

  . vest in 20% increments on each anniversary date of the grant, subject to the terms and conditions of the 1993 Flexible Stock Incentive Plan.

(2) The percentage of total options granted to the named employees was computed by dividing the options granted to the named employees shown in the table by 2,640,000, the total number of options to acquire TenFold common stock granted in 1999.

(3)  Options with exercise prices of:

  .  $5.00 were granted on January 20, 1999,

  .  $12.60 were granted on April 14, 1999.

(4)  We are required by the SEC to use a 5% and 10% assumed rate of appreciation over the ten-year option term. This does not represent the Company's estimate or projection of the future common stock price. If the Company's common stock does not appreciate, the Named Executive Officers will receive no benefit from the options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Options Exercised

This table shows stock option exercises and the value of unexercised stock options held by the Named Executive Officers during the last fiscal year.

Aggregated Option Exercises in 1999 and Fiscal Year-end Option Values

                                                      No. of securities
                                                   underlying unexercised   Value of unexercised in-
                                                   options at fiscal year-    the-money options at
                                                           end (#)               year-end ($)(2)
                                                  ------------------------- -------------------------
                   Shares acquired Value realized
Name               on exercise (#)     ($)(1)     Exercisable Unexercisable Exercisable Unexercisable
----               --------------- -------------- ----------- ------------- ----------- -------------
Gary D. Kennedy            --               --         --            --            N/A           N/A

William M. Conroy      144,000       $2,876,040        --        384,000           --    $11,895,840

Bernard C. Mazon           --               --      30,000       170,000    $1,040,925     5,873,075

Glen D. Mella           20,000           85,400        --        120,000           --      4,009,300

Robert P. Hughes        40,000       $  199,200        --         40,000           --    $ 1,566,700

(1)  This number is calculated by:

  . averaging the high and low market prices on the date of exercise to get the "average market price,"

  . subtracting the option exercise price from the average market price to get the "average value realized per share," and

  . multiplying the average value realized per share by the number of options exercised.

  The amounts in this column may not represent amounts actually realized by the Named Executive Officers.

(2)  This number is calculated by:

  . subtracting the option exercise price from the Company's December 31, 1999 average market price ($39.1875 per share, as reported on the NASDAQ Stock Exchange) to get the "average value per option," and

  . multiplying the average value per option by the number of exercisable and unexercisable options.

  The amounts in this column may not represent amounts actually realized by the Named Executive Officers.

Certain Transactions

On February 22, 1999, Robert P. Hughes, Senior Vice President and Chief Financial Officer of TenFold, exercised options to purchase 40,000 shares of Common Stock at an exercise price of $0.02 per share. In connection with such option exercise, TenFold loaned Mr. Hughes $75,024. This full recourse loan is due August 22, 2000, bears interest at an annual rate of 4.62%, and is secured by the related shares.

On February 25, 1999, Adam Slovik, Senior Vice President of Worldwide Applications Development of TenFold, exercised options to purchase 20,000 shares of common stock at an exercise price of $2.50 per share. In connection with this exercise, TenFold loaned Mr. Slovik $70,523. This full recourse loan is due August 25,
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

2000, bears interest at an annual rate of 4.62%, and is secured by the related shares. On September 7, 1999, TenFold loaned Mr. Slovik $500,000. This full recourse loan is due September 7, 2008, bears interest at an annual rate of 5.98%, and is secured by 40,000 shares of TenFold Common Stock. The note for this loan is renewable by written request of Mr. Slovik if he is an employee of TenFold 90 days before the note becomes due. TenFold has agreed to forgive $50,000 of the amount due under the note each year for the first five years, so long as he remains an employee of TenFold.

On April 14, 1999, TenFold granted William M. Conroy, Executive Vice President and Chief Operating Officer of TenFold, an option to purchase 240,000 shares of TenFold Common Stock at a per share exercise price of $12.60. This option will vest over five years beginning April 14, 2000.

On April 14, 1999, TenFold granted Glen D. Mella, Senior Vice President of Marketing & Alliances of TenFold, an option to purchase 50,000 shares of TenFold Common Stock at a per share exercise price of $12.60. This option will vest over five years beginning April 14, 2000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires TenFold's directors, executive officers and persons who own more than 10% of TenFold's Common Stock ("reporting persons") to file with the SEC initial reports of ownership and changes in ownership of TenFold's Common Stock. These reporting persons are required by SEC regulations to furnish TenFold with copies of all
Section 16(a) reports they file. To TenFold's knowledge, based solely on its review of the copies of such reports received or written representations from certain reporting persons that no other reports were required, TenFold believes that during its fiscal year ended December 31, 1999, all reporting persons complied with all applicable filing requirements, H. Raymond Bingham filed a late Form 4 reporting one transaction, and Robert W. Felton filed a late Form 4 reporting three transactions.

Stockholder Proposals for the 2001 Annual Meeting

Proposals of stockholders intended to be included in the Company's proxy statement for the 2001 Annual Meeting of Stockholders must be received by TenFold Corporation, Attention: Corporate Secretary at 180 West Election Road, Draper, Utah 84020, no later than February 20, 2001. If the Company is not notified of a stockholder proposal by May 5, 2001, then the proxies held by management of the Company provide discretionary authority to vote against such stockholder proposal, even though such proposal is not discussed in the Proxy Statement.

Requests for Form 10-K

TenFold will mail to any stockholder without charge, upon written request, a copy of its annual report on Form 10-K for the year ended December 31, 1999, including the financial statements, financial statement schedules, and a list of exhibits. You should send your request to the attention of Investor Relations at the Company's headquarters located at 180 West Election Road, Draper, Utah 84020.

Other Matters

TenFold is not aware of any other business to be presented at the Annual Meeting. If matters other than those described herein should properly arise at the Meeting, proxies in the enclosed form will be voted by the proxy holders on such matters in accordance with their best judgment.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to mark, date, execute and promptly return the accompanying proxy card in the enclosed envelope.

By Order of the Board of Directors

/s/ Donald E. Keller
Corporate Secretary

     , 1999
Menlo Park, California
--------------------------------------------------------------------------------

                              TENFOLD CORPORATION

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JULY 20, 2000

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of TenFold Corporation and Proxy Statement, each dated June 20, 2000 and hereby appoints Gary D. Kennedy and Robert P. Hughes or either of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of TenFold Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of TenFold Corporation to held on Thursday, July 20, 2000 at 10:30 a.m. local time at the Hotel Monaco located at 15 West 200 South, Salt Lake City, Utah (and at any and all postponements, continuations and adjournments thereof), with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL
                                                                   ---
NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

                   (Continued and to be signed on other side)

                              FOLD AND DETACH HERE

                    Please mark  [X] your vote as indicated

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1.
                                         ---

PROPOSAL 1: To elect three directors to hold office until the 2002 Annual Meeting of Stockholders.

[_] FOR all nominees listed below    [_]  WITHHOLD AUTHORITY to vote
(except as marked to the contrary    for all nominees listed below.
below).

NOMINEES: are Robert W. Felton, Ralph W. Hardy, Jr., and Gary D. Kennedy.

TO WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME ABOVE:

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.
                                         ---

PROPOSAL 2: To ratify the selection of KPMG LLP as independent auditors of the Company for its fiscal year ending December 31, 2000.

     [_] FOR   [_] AGAINST  [_] ABSTAIN

DATED ______________, 2000  ________________________________________

                         SIGNATURE(S)

                         Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

PLEASE VOTE, DATE, AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED RETURN ENVELOPE WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES.